PROMISSORY NOTE

$27,000,000.00	Date: ___________, 2008
Troy, Michigan	Maturity Date: ___________, 2011

FOR VALUE RECEIVED, APPLE ORCHARD, L.L.C., a Michigan limited liability company; SUN LAKEVIEW LLC, a Michigan limited liability company; and SUN TAMPA EAST, LLC, a Michigan limited liability company (collectively, the “Borrower”), hereby promises to pay to the order of LASALLE BANK MIDWEST NATIONAL ASSOCIATION, a national banking association (the “Bank”), at its principal office in Troy, Michigan, on or before the Maturity Date (as defined in the hereinafter referred to Loan Agreement), the principal amount of TWENTY SEVEN MILLION and 00/100 DOLLARS ($27,000,000.00), in accordance with the terms and provisions of that certain Loan Agreement dated as of ____________, 2008, executed by and among the Borrower and the Bank (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Capitalized words and phrases not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement.

The Borrower further promises to pay accrued interest hereunder monthly, beginning on July _____, 2008 and continuing on the same day of each consecutive month thereafter through and including June _____, 2009. Beginning on July _____, 2009, and continuing on the same day of each consecutive month thereafter, the Borrower shall repay the outstanding principal balance of this Note in monthly installments of principal and interest, each in an amount determined on the basis of a 360-month amortization period (the "Amortization Period"). The amount of each monthly payment shall be the amount computed by the Bank which would amortize the outstanding principal balance of this Note, as of the date of the payment calculation, with interest at the rate in effect on such date as set forth in the Loan Agreement, over the remainder of the Amortization Period. The outstanding principal balance hereof shall be repaid by the Borrower on the Maturity Date, unless payable sooner pursuant to the provisions of the Loan Agreement. The Maturity Date may be extended at the Borrower’s option, subject to the terms and conditions contained in the Loan Agreement, to the date two (2) years after the initial Maturity Date. Payments of both principal and interest are to be made in lawful money of the United States of America. The Loan made by the Bank and all payments on account of the principal and interest thereof, shall be recorded on the books and records of the Bank and the principal balance as shown on such books and records shall be rebuttably presumptive evidence of the principal amount owing hereunder.

This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Loan Agreement, to which Loan Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to the Maturity Date, or pursuant to which the Maturity Date may be accelerated. The holder of this Note is entitled to all of the benefits and security provided for in the Loan Agreement.

Except for such notices as may be expressly required under the Loan Documents, the Borrower waives presentment, demand, notice, protest, and all other demands, or notices, in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence. No failure to exercise, and no delay in exercising, any rights under any of the Loan Documents by the Bank of any holder of this Note shall operate as a waiver of such rights.

This Note shall be governed and construed in accordance with the laws of the State of Michigan applicable to contracts made and to be performed entirely within such State.

BORROWER:

APPLE ORCHARD, L.L.C., a Michigan limited liability company

By:         Sun Communities Operating Limited Partnership, a Michigan limited partnership

Its:          Sole Member

By:         Sun Communities, Inc., a Maryland corporation

Its:          General Partner

By: ______________________________

Name: ______________________________

Title: ______________________________

SUN LAKEVIEW LLC, a Michigan limited liability company

By:         Sun Communities Operating Limited Partnership, a Michigan limited partnership

Its:          Sole Member

By:         Sun Communities, Inc., a Maryland corporation

Its:          General Partner

By: ______________________________

Name: ______________________________

Title: ______________________________

SUN TAMPA EAST, LLC, a Michigan limited liability company

By:         Sun Communities Operating Limited Partnership, a Michigan limited partnership

Its:          Sole Member

By:         Sun Communities, Inc., a Maryland corporation

Its:          General Partner

By: ______________________________

Name: ______________________________

Title: ______________________________

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